UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 24, 2003

                             ERIE INDEMNITY COMPANY
               (Exact name of registrant as specified in its charter)

           PENNSYLVANIA                   0-24000                 25-0466020
  -------------------------------       -------------        -------------------
  (State or other jurisdiction of       (Commission         (I.R.S. Employer
   incorporation)                        File Number)        Identification No.)


100 Erie Insurance Place, Erie, Pennsylvania                      16530
--------------------------------------------                ----------------
  (Address of principal executive offices)                     (Zip Code)

          Registrant's telephone number, including area code (814) 870-2000

Item 9. Regulation FD Disclosure

On April 24, 2003, Erie Indemnity Company issued a press release announcing financial results for the quarter ended March 31, 2003. A copy of this press release is attached hereto and is incorporated herein by reference as Exhibit 99.1.

On April 25, 2003 at 10 a.m. Erie Indemnity Company will hold a telephone conference call that will be webcast and that is complimentary to the press release announcing financial results for the quarter ended March 31, 2003.

This information, furnished under "Item 12. Results of Operations and Financial Condition" of Form 8-K, is being made under Item 9 persuant to SEC interim filing guidance provided in SEC Release No. 33-8216.


Exhibit Number        Description
--------------        -----------
99.1                  Press release dated April 24, 2003

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    ERIE INDEMNITY COMPANY


                                    Erie Indemnity Company
                                ------------------------------
                                       (Registrant)

Date: April 24, 2003            /s/ Philip A. Garcia
                                -------------------------------
                              (Philip A. Garcia, Executive Vice President & CFO)

EXHIBIT 99.1

                ERIE INDEMNITY REPORTS FIRST QUARTER 2003 RESULTS

Erie, Pa., April 24, 2003 - Erie Indemnity Company (Nasdaq: ERIE) today announced results for the first quarter 2003:

o Net income increased by 3.8 percent or $1.7 million to $45.9 million, up from $44.2 million at March 31, 2002.
o Net income per share increased by 4.1 percent to $.65 per share, compared to $.62 per share in the comparable quarter for 2002.
o Net income, excluding net realized gains on investments and related federal income taxes, increased by 4.9 percent to $45.5 million, up from $43.4 million for the same period one year ago.
o Management fee revenue grew by 16.3 percent to $207.2 million, up from $178.3 million for the same period one year ago.

"The Company is coming off a year of accelerated growth," says Jeffrey A. Ludrof, president and CEO. "Because of our strong retention ratio - 91.2 percent at March 31, 2003 - we continue to see healthy growth in direct written premium and, consequently, positive increases in management fee revenue."

Details of First Quarter 2003 Results
-------------------------------------

Management operations
---------------------
Management fee revenue increased by 16.3 percent to $207.2 million for the quarter ended March 31, 2003, compared to $178.3 million for the same period one year ago. Management fee revenue grew at a slower rate than the growth in direct written premiums in the first quarter of 2003 due to the action taken by the board of directors in December 2002 to reduce the management fee rate from 25 percent to 24 percent.

The property and casualty direct written premiums of the Erie Insurance Group, upon which management fee revenue is calculated totaled $865.2 million in the first quarter 2003, compared to $713.0 million in the first quarter 2002. This represents growth rates of 21.3 percent in the first quarter of 2003, compared to 22.4 percent in the first quarter of 2002. Direct written premium for the quarter was positively impacted by a 12.4 percent increase in policies in force and the effect of rate actions taken in 2001 and 2002. The average written premium per policy increased by 10.0 percent to $920, as compared to $836 at March 31, 2002. New written premium grew by 8.2 percent in the first quarter of 2003, a slower rate when compared to the same period in 2002. This was primarily due to the initial effects of ERIE's underwriting profitability program and the December 2002 close of a major sales incentive contest.

Nonaffiliated assumed voluntary reinsurance premiums of Erie Insurance Exchange, upon which the Company receives a 6.0 percent service fee, totaled $1.9 million in the first quarter of 2003, down 38.3 percent from the $3.1 million recorded in the first quarter 2002. The decrease resulted from a combination of lower voluntary assumed premiums, due to non-renewal of unprofitable business, and the board's action to reduce the service fee from 7.0 percent in 2002 to 6.0 percent for 2003.

The cost of management operations increased 19.9 percent to $154.4 million in the first quarter of 2003, from $128.8 million for the same period in 2002. Commission costs, which were impacted by the growth in policies and premium, increased 22.8 percent to $110.9 million, from $90.3 million in the first quarter 2002. First quarter costs of management operations, excluding commissions, increased 12.9 percent to $43.4 million in 2003 from $38.5 million in 2002.

Insurance underwriting operations
---------------------------------
The Company's insurance underwriting operations recorded losses of $5.7 million and $3.6 million in the first quarters of 2003 and 2002, respectively. This was due primarily to increases in catastrophe losses for the quarter, as well as other weather-related losses. These losses resulted in increased frequency in the private passenger automobile and homeowners lines of business in the first quarter 2003.The Company's share of catastrophe losses totaled $1.1 million and $0.5 million for the three-month periods ended March 31, 2003 and 2002, respectively. These losses include catastrophe losses previously reported by the Company as a result of severe winter storms in February 2003 affecting many of the Company's operating territories.

Included in the Company's policy acquisition and other underwriting expenses is the property and casualty insurance subsidiaries' share of software development costs related to the eCommerce initiative. Costs associated with the eCommerce initiative totaled $0.8 million and $1.0 million for the first quarters of 2003 and 2002, respectively. These costs will continue to be incurred as the program develops through 2004.

Investment operations
---------------------
Net revenue from investment operations for the first quarter of 2003 reflects an increase of 15.5 percent to $14.8 million, compared to $12.8 million for the same period in 2002. Net investment income increased by 12.7 percent to $14.3 million for the quarter ended March 31, 2003, from $12.7 million for the same period in 2002.

Net realized gains on investments of $0.6 million were recorded during the first quarter of 2003 compared to net realized gains of $1.2 million for the first quarter of 2002. The decrease in realized gains on investments was affected by impairment charges of $6.0 million recorded during the first quarter 2003; no impairment charges were recorded in the first quarter of 2002.

Equity in losses of limited partnerships was $1.3 million and $1.9 million for the first quarters of 2003 and 2002, respectively. Private equity and fixed income limited partnerships incurred realized losses of $1.7 million and $2.9 million in the first quarters of 2003 and 2002, respectively. Real estate limited partnerships reflected earnings of $0.4 million for the quarter ended March 31, 2003, compared to earnings of $1.0 million for the same period in 2002.

The Company's earnings from its 21.6 percent equity ownership of EFL increased to $1.2 million for the first quarter of 2003 from $0.8 million in the first quarter 2002.

Erie Indemnity Company provides management services to the member companies of the Erie Insurance Group, which includes the Erie Insurance Exchange, Flagship City Insurance Company, Erie Insurance Company, Erie Insurance Property and
Casualty Company, Erie Insurance Company of New York and Erie Family Life Insurance Company.

According to A.M. Best Company, Erie Insurance Group, based in Erie, Pennsylvania, is the 17th largest automobile insurer in the United States based on direct premiums written and the 25th largest property/casualty insurer in the United States based on total lines net premium written. The Group, rated A+ (Superior) by A.M. Best Company, has more than 3.5 million policies in force and operates in 11 states and the District of Columbia. Erie Insurance Group ranked 454 on the FORTUNE 500.

News releases and more information about Erie Insurance Group are available at http://www.erieinsurance.com
----------------------------

"Safe Harbor" Statement Under the Private Securities Litigation Reform Act of 1995: Certain forward-looking statements contained herein involve risks and uncertainties. These statements include certain discussions relating to management fee revenue, cost of management operations, underwriting, premium and investment income volume, business strategies, profitability and business relationships and the Company's other business activities during 2003 and beyond. In some cases, you can identify forward-looking statements by terms such as "may," "will," "should," "could," "would," "expect," "plan," "intend," "anticipate," "believe," "estimate," "project," "predict," "potential" and similar expressions. These forward-looking statements reflect the Company's current views about future events, are based on assumptions and are subject to known and unknown risks and uncertainties that may cause results to differ materially from those anticipated in those statements. Many of the factors that will determine future events or achievements are beyond our ability to control or predict.


                            STATEMENTS OF OPERATIONS
                  AND FINANCIAL POSITION AND OTHER INFORMATION
                                   WILL FOLLOW

Erie Indemnity Company
CONSOLIDATED  STATEMENTS  OF  OPERATIONS
(Amounts in thousands, except per share data)
                                                    Three months ended March 31,
                                                             (unaudited)
                                                         2003           2002
                                                    ----------------------------
OPERATING REVENUE:
   Management fee revenue                              $ 207,246     $ 178,252
   Premiums earned                                        45,182        37,219
   Service agreement revenue                               6,484         7,342
                                                      ----------     ---------
      Total operating revenue                          $ 258,912     $ 222,813
                                                       ---------     ---------

OPERATING EXPENSES:
   Cost of management operations                       $ 154,373     $ 128,791
   Losses and loss expenses incurred                      37,500        29,336
   Policy acquisition and other underwriting expenses     13,352        11,498
                                                       ---------     ---------
      Total operating expenses                         $ 205,225     $ 169,625
                                                       ---------     ---------

OTHER INCOME AND EXPENSES:
   Investment income, net of expenses                  $  14,319     $  12,704
   Realized gain on investments                              593         1,220
   Equity in losses of limited partnerships               (1,326)       (1,914)
                                                       ---------     ---------
      Total other income and expenses                  $  13,586     $  12,010
                                                       ---------     ---------

Income before income taxes and equity in earnings of
    Erie Family Life Insurance Company                 $  67,273     $  65,198

Less:  Provision for income taxes                         22,460        21,711
   Equity in earnings of Erie Family Life Insurance
      Company, net of tax                                  1,087           715
                                                       ---------     ---------
               Net income                              $  45,900     $  44,202
                                                       =========     =========
               Net income per share                    $    0.65     $    0.62
                                                       =========     =========
               Weighted average shares outstanding        70,997        71,184
                                                       =========     =========

DIVIDENDS DECLARED
Class A non-voting common                              $    0.19     $    0.17
                                                       ---------     ---------
Class B common                                         $   28.50     $   25.50
                                                       ---------     ---------

                                       7

Erie Indemnity Company
CONSOLIDATED STATEMENTS OF OPERATIONS - SEGMENT BASIS
(Amounts in thousands, except per share data)

                                                              Three months ended March 31
                                                                      (unaudited)
                                                                 2003              2002
                                                              ---------------------------
MANAGEMENT OPERATIONS:
Management fee revenue                                        $  207,246     $  178,252
Service agreement revenue                                          6,484          7,342
                                                              -------------------------
    Total revenue from management operations                     213,730        185,594
Cost of management operations                                    154,373        128,791
                                                              -------------------------
    Income from management operations                         $   59,357     $   56,803
                                                              -------------------------

INSURANCE UNDERWRITING OPERATIONS:
Premiums earned                                               $   45,182     $   37,219
                                                              -------------------------
Losses and loss adjustment expenses incurred                      37,500         29,336
Policy acquisition and other underwriting expenses                13,352         11,498
                                                              -------------------------
   Total losses and expenses                                  $   50,852     $   40,834
                                                              -------------------------
   Underwriting loss                                          $   (5,670)    $   (3,615)
                                                              -------------------------

INVESTMENT OPERATIONS:
Net investment income                                         $   14,319     $   12,704
Net realized gain on investments                                     593          1,220
Equity in losses of limited partnerships                          (1,326)        (1,914)
Equity in earnings of Erie Family Life Insurance Company           1,169            768
                                                              -------------------------
   Net revenue from investment operations                     $   14,755     $   12,778
                                                              -------------------------

   Income before income taxes                                 $   68,442     $   65,966
Provision for income taxes                                        22,542         21,764
                                                              -------------------------
   Net income                                                 $   45,900     $   44,202
                                                              =========================
   Net income per share                                       $     0.65     $     0.62
                                                              =========================
   Net income excluding net realized gains and related taxes  $   45,514     $   43,409
                                                              =========================
WEIGHTED AVERAGE SHARES OUTSTANDING                               70,997         71,184
                                                              =========================

The table below reconciles the Company's GAAP-basis net income to net income excluding net realized gains and related income taxes. Management believes this measure assists the financial statement reader in interpreting and evaluating the financial results of the Company by removing the effects of gain and losses from investment sales, which could significantly impact the Company's financial results from one period to another based on the timing of investment sales and resulting gains or losses, which may or may not be recurring.

                                                              Three months ended March 31
                                                                     (unaudited)
                                                                  2003            2002
                                                              ---------------------------
   Net income                                                 $   45,900     $   44,202

      Net realized gains on investments                              593          1,220
      Income tax expense on realized gains                           207            427
                                                              ---------------------------
         Realized gains net of income tax expense                    386            793
                                                              ---------------------------
   Net income excluding net realized gains and related taxes  $   45,514     $   43,409
                                                              ===========================

Erie Indemnity Company
CONSOLIDATED STATEMENTS OF FINANCIAL POSITION
(Amounts in thousands, except per share data)

                                                               March 31     December 31
                                                                 2003           2002
                                                              (unaudited)
                                                              -----------   -----------
ASSETS
Investments
Fixed maturities                                              $  725,736     $  708,068
Equity securities
    Preferred stock                                              149,774        157,563
    Common stock                                                  42,180         36,515
Other invested assets                                            101,082         96,613
                                                              ----------     ----------
    Total investments                                         $1,018,772     $  998,759


Cash and cash equivalents                                     $   98,853     $   85,712
Equity in Erie Family Life Insurance Company                      51,468         48,545
Premiums receivable from policyholders                           247,802        239,704
Receivables from affiliates                                      896,239        829,049
Other assets                                                     171,905        155,907
                                                              ----------     ----------
   Total assets                                               $2,485,039     $2,357,676
                                                              ==========     ==========


LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
Unpaid losses and loss adjustment expenses                    $  750,569     $  717,015
Unearned premiums                                                408,161        393,091
Other liabilities                                                295,536        260,198
                                                              ----------     ----------
   Total liabilities                                          $1,454,266     $1,370,304
   Total shareholders' equity                                 $1,030,773     $  987,372
                                                              ----------     ----------
   Total liabilities and shareholders' equity                 $2,485,039     $2,357,676
                                                              ==========     ==========
Book value per share                                              $14.52         $13.91
Shares outstanding                                                70,997         70,997


Erie Indemnity Company
Segment Information

Management fee revenue by line of business (before consideration of premium cancellation allowance):

                                    Three months ended March 31        %
                                        2003           2002         Change
(In thousands)                     ------------------------------------------
Private passenger auto              $ 105,206      $  94,514         11.3%
Commercial auto                        18,997         16,467         15.4
Homeowners                             27,811         22,772         22.1
Commercial multi-peril                 25,054         21,336         17.4
Workers' compensation                  22,381         18,104         23.6
All other lines of business             8,197          5,059         62.0
                                   ------------------------------------------
     Total                          $ 207,646      $ 178,252         16.5%
                                   ==========================================

Growth rate of policies in force for Property and Casualty Group insurance operations:

                                                                   All other
               Private     12-mth.                 12-mth.   lines of     12-mth.    Total       12-mth.
              passenger    growth                  growth    personal     growth    Personal     growth
    Date        auto        rate     Homeowners     rate     business      rate       Lines       rate
------------------------------------------------------------------------------------------------------
12/31/2001   1,432,747      7.1%     1,075,816      9.0%      215,134      11.5%     2,723,697     8.2%
03/31/2002   1,469,617      8.3      1,104,806     10.1       222,061      12.2      2,796,484     9.3
06/30/2002   1,512,335      9.4      1,146,639     11.4       231,951      13.4      2,890,925    10.5
09/30/2002   1,554,425     10.4      1,190,651     13.1       240,410      14.4      2,985,486    11.8
12/31/2002   1,591,161     11.1      1,230,895     14.4       249,544      16.0      3,071,600    12.8
03/31/2003   1,623,429     10.5      1,263,118     14.3       257,327      15.9      3,143,874    12.4

                                                                                     All other
                           12-mth.       CML*     12-mth.                 12-mth.    lines of     12-mth.    Total     12-mth.
                  CML*     growth       multi-    growth      Workers'    growth     commercial   growth    Commercial growth
                  auto      rate        peril      rate         comp.      rate       business     rate        Lines    rate
----------------------------------------------------------------------------------------------------------------------------
12/31/2001      96,100      9.7%       166,214     11.6%       52,033      10.3%        71,539     9.9%       385,886   10.7%
03/31/2002      98,926     10.7        171,283     12.5        53,320      10.8         73,392    10.7        396,921   11.5
06/30/2002     102,447     11.6        179,761     13.9        55,607      11.9         75,884    11.7        413,699   12.6
09/30/2002     105,353     11.8        185,608     14.4        57,375      12.5         78,131    11.5        426,467   13.0
12/31/2002     108,069     12.5        190,787     14.8        58,930      13.3         79,772    11.5        437,558   13.4
03/31/2003     109,963     11.2        194,911     13.8        60,104      12.7         81,356    10.9        446,334   12.4


                          12-mth.
               Total      growth
 Date        All lines     rate
-------------------------------
12/31/2001   3,109,583      8.5%
03/31/2002   3,193,405      9.6
06/30/2002   3,304,624     10.8
09/30/2002   3,411,953     11.9
12/31/2002   3,509,158     12.8
03/31/2003   3,590,208     12.4

*CML = Commercial



Policy retention trends for Property and Casualty Group insurance operations:

                   Private                                                                      All other
                  passenger         CML*                           CML*         Workers'         lines of
  Date              auto            auto       Homeowners      multi-peril        comp.         business      Total
-------------------------------------------------------------------------------------------------------------------
12/31/2001          92.2%           90.5%          90.2%           88.0%          88.4%           88.2%        90.9%
03/31/2002          92.3            90.9           90.2            88.8           89.3            88.1         90.9
06/30/2002          92.4            91.1           90.4            89.0           89.5            88.3         91.0
09/30/2002          92.5            90.8           90.5            88.7           89.5            88.2         91.1
12/31/2002          92.6            91.0           90.5            88.7           89.4            88.5         91.2
03/31/2003          92.5            91.3           90.6            89.1           90.2            88.5         91.2

*CML = Commercial


Selected financial data of Erie Insurance Exchange:

The selected financial data below is derived from the Erie Insurance Exchange's financial statements prepared in accordance with Statutory Accounting Principles. In the opinion of management, all adjustments consisting only of normal recurring accruals, considered necessary for a fair presentation have been included. The financial data set forth below is only a summary.


                                                          Three months ended
                                                   -----------------------------
(In thousands)                                        March 31,        March 31,
Statutory Accounting Basis                              2003             2002
                                                   -----------------------------
                                                             (unaudited)
Premiums earned                                    $   802,647      $   666,429
                                                   -----------------------------
Losses and loss adjustment expenses                $   679,856      $   515,915
Insurance underwriting and other expenses              242,670          219,330
                                                   -----------------------------
Net underwriting loss                              $  (119,879)     $   (68,816)
Investment income, net                                  20,711           50,907
Federal income tax benefit                             (41,530)         (10,375)
                                                   -----------------------------
Net loss                                           $   (57,638)     $    (7,534)
                                                   =============================


                                                               As of
(In thousands)                                        March 31,     December 31,
Statutory Accounting Basis                              2003             2002
                                                   ------------     ------------
                                                    (unaudited)
Cash and invested assets                           $ 6,144,615      $ 5,967,051
Total assets                                         7,188,052        7,007,803
Claims and unearned premium reserves                 4,110,498        3,962,218
Total liabilities                                    5,114,763        4,892,032
Policyholders' surplus                               2,073,289        2,115,771